Summary Prospectus	February 27, 2026
Direxion Shares ETF Trust
Direxion Daily BRKB Bull 2X ETF
Ticker: BRKU
Listed on: The Nasdaq Stock Market LLC

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (866) 476-7523 or by sending an email request to info@direxionshares.com. The Fund’s prospectus and statement of additional information, both dated February 27, 2026, are incorporated by reference into this Summary Prospectus.
Important Information Regarding the Fund
The Direxion Daily BRKB Bull 2X ETF (formerly the Direxion Daily BRKB Bull 2X Shares) (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Class B common shares of Berkshire Hathaway Inc. (NYSE: BRK.B) ("BRK.B"). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of BRK.B for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of BRK.B for that period. Longer holding periods, higher volatility of BRK.B and leverage increase the impact of compounding on an investor’s returns. During periods of higher BRK/B volatility, the volatility of BRK.B may affect the Fund’s return as much as, or more than, the return of BRK.B.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if BRK.B’s performance is flat, and it is possible that the Fund will lose money even if BRK.B’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if BRK.B loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of BRK.B. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.17%
Acquired Fund Fees and Expenses(2)	0.12%
Total Annual Fund Operating Expenses	1.04%
Expense Cap/Reimbursement(3),(4)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.02%
(1)
Other Expenses have been restated to reflect expenses expected to be incurred during the current fiscal year.
(2)
Total Annual Fund Operating Expenses for the Fund do not correlate to the "Ratios to Average Net Assets: Net Expenses" provided in the "Financial Highlights" section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(3)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
(4)
For the fiscal year ended October 31, 2025, as a result of a waiver of a portion of the Adviser's management fee and/or a previous reimbursement of Other Expenses, the Adviser recouped fees in the amount of 0.02%.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

1 Year	3 Years	5 Years	10 Years
$104	$329	$572	$1,269
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 7% of the average value of its portfolio for the fiscal period from the Fund’s inception on December 11, 2024 through October 31, 2025. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of BRK.B and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to BRK.B, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Berkshire Hathaway Inc. is a holding company owning subsidiaries engaged in numerous diverse business activities. The most important of these are insurance businesses conducted on both a primary basis and a reinsurance basis, a freight rail transportation business and a group of utility and energy generation and distribution businesses. Berkshire also owns and operates numerous other businesses engaged in a variety of manufacturing, services, retailing and other activities. BRK.B is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Berkshire Hathaway Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-14905 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Berkshire Hathaway Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of December 31, 2025, BRK.B is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in BRK.B that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain BRK.B exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financial sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the financial sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of BRK.B. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to BRK.B is consistent with the Fund’s investment objective. The impact of BRK.B’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of BRK.B has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of BRK.B has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Berkshire Hathaway Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Berkshire Hathaway Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of BRK.B have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Berkshire Hathaway Inc. could affect the value of the Fund’s investments with respect to BRK.B and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of BRK.B’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of BRK.B during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of BRK.B. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of BRK.B.
As shown in the chart below, the Fund would be expected to lose 6.1% if BRK.B provided no return over a one year period during which BRK.B experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if BRK.B’s return is flat. For instance, if BRK.B’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of BRK.B and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of BRK.B. The table below is not a representation of the
Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
BRK.B’s annualized historical volatility rate for the five year period ended December 31, 2025 was 17.27%. BRK.B’s highest volatility rate for any one calendar year during the five year period was 22.51% and volatility for a shorter period of time may have been substantially higher. BRK.B’s annualized performance for the five-year period ended December 31, 2025 was 16.73%. Historical volatility and performance are not indications of what BRK.B volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of BRK.B resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in BRK.B, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a decline of more than 50% of BRK.B. This would result in a total loss of a shareholder’s investment in one day even if BRK.B subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if BRK.B’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with BRK.B and may increase the volatility of the Fund.
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If BRK.B has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if BRK.B reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to BRK.B that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to BRK.B and therefore achieve its daily leveraged investment objective. The Fund’s exposure to BRK.B is impacted by BRK.B’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to BRK.B at the end of each day. The possibility of the Fund being materially over- or under-exposed to BRK.B increases on days when BRK.B is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations,
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

which may cause the Fund to hold (or not to hold) BRK.B. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with BRK.B or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to BRK.B, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to BRK.B. Any of these factors could decrease the correlation between the performance of the Fund and BRK.B and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Berkshire Hathaway Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of BRK.B and make no representation as to the performance of BRK.B. Investing in the Fund is not equivalent to investing in BRK.B. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to BRK.B.
Berkshire Hathaway Inc. Investing Risk — Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with companies in the financial services sector and the insurance industry, Berkshire Hathaway Inc. faces risks associated with: terrorism impacting its operating businesses; cybersecurity events; geopolitical events that cause loses to its business and the value of securities it owns; dependence on a few key people for investment and capital allocation decisions; concentration of investments in equities; competition and technology eroding its business; epidemics, pandemics and other similar outbreaks; regulatory changes that adversely impact operating results; climate change and the regulation of greenhouse gases; and underwriting losses in its insurance businesses.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of BRK.B. Significant short-term price movements in BRK.B could adversely impact the performance of both BRK.B and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of BRK.B.
Concentration Risk — The Fund will be concentrated in a particular security, BRK.B, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the financial sector (the risks of which are described below), the same industry and/or sector to which BRK.B is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one security and industry, it should be expected to decrease from any market movements that adversely impact BRK.B and/or financial sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

technology malfunctions and disruptions, which have occurred more frequently in recent years.
Energy Sector Risk — The energy markets may experience significant volatility. Disruptions and increased volatility in energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas can occur. Continued armed conflict and or any other potential geopolitical market disruptions, as well as the effect of retaliatory actions, such as sanctions, tariffs, or embargoes, the current sanctions and restrictions and any potential additional sanctions and associated market disruptions are impossible to predict and depend on many factors and may have an adverse impact on the energy sector. Companies that engage in energy-related businesses may be cyclical and highly dependent on energy prices.
Energy sector securities may be adversely impacted by the following factors, among others: changes in the levels and volatility of global energy prices, global supply and demand, and capital expenditures on the exploration and production of energy sources; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions, import controls or tariffs, war or other geopolitical conflicts, negative perception, increased litigation, energy infrastructure developments or service failures; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit earnings. A significant portion of an energy company’s revenue may come from a relatively small number of customers, including governmental entities and utilities. Energy companies may operate or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies may also be significantly impacted by the supply of, and demand for, specific products, such as oil and natural gas, and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure if there are downturns in energy markets or the global economy. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, political unrest and natural disasters.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Transportation Industry Risk - Companies in the transportation industry may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Global or regional events and conditions may materially disrupt or indefinitely impair the operations, financial condition and liquidity of companies in the transportation industry. Securities of companies in the transportation industry are generally cyclical and occasionally subject to sharp price movements.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the BRK.B, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements.
The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns over various time periods compare with the returns of at least one broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31

	Returns	Period Ending
Best Quarter	33.43%	March 31, 2025
Worst Quarter	-20.43%	June 30, 2025
Year-to-Date	6.77%	December 31, 2025
Average Annual Total Returns (for the periods ended 12/31/2025)
	1 Year	Since Inception
		12/11/2024
Return Before Taxes	6.77%	1.67%
Return After Taxes on Distributions	5.76%	0.76%
Return After Taxes on Distributions and Sale of Fund Shares	4.03%	0.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.10%
Berkshire Hathaway, Inc. (reflects no deduction for fees, expenses or taxes)	10.89%	8.19%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period because the calculation recognized a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for long periods of time.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2024	Portfolio Manager
Tony Ng	Since Inception in December 2024	Portfolio Manager
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus

Direxion Daily BRKB Bull 2X ETF

Direxion Daily BRKB Bull 2X ETF
Summary Prospectus
SEC File Number: 811-22201